UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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THE HIRTLE CALLAGHAN TRUST

(Name of Registrant as Specified In Its Charter)

Laura Anne Corsell, Esq.
Montgomery, McCracken, Walker & Rhoads LLP
123 South Broad Street
Avenue of the Arts
Philadelphia, PA 19109

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT
PROPOSAL:

To Shareholders of The Hirtle Callaghan Trust:

A Special Meeting of shareholders (“Special Meeting”) of The Intermediate Term Municipal Bond Portfolio (“Portfolio”) of The Hirtle Callaghan Trust (“Trust”) will be held on February 6, 2009. At the Special Meeting, shareholders of the Trust will be asked to consider and vote upon an important matter relating to the Portfolio.

While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box voting for or against the proposal described in the Proxy Statement. If a signed proxy card is returned, but no instructions are specified, your shares will be voted “For” the proposal in accordance with the recommendations of the Board of Trustees of the Trust.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

We encourage you to read the Proxy Statement thoroughly. As always, we thank you for your confidence and support.

Sincerely yours,

The Hirtle Callaghan Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
of
THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
of
THE HIRTLE CALLAGHAN TRUST

To Be Held on February 6, 2009

TO THE SHAREHOLDERS:

A Special Meeting (“Special Meeting”) of shareholders of The Intermediate Term Municipal Bond Portfolio (“Portfolio”) of The Hirtle Callaghan Trust (“Trust”) will be held on February 6, 2009, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, at 10:00 a.m.

At the Special Meeting shareholders of the Portfolio will be asked to:

1. Approve a portfolio management agreement with Standish Mellon Asset Management Company LLC, relating to The Intermediate Term Municipal Bond Portfolio.

Shareholders of record of the Trust at the close of business on December 19, 2008 (“Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you attend the Special Meeting, you may vote your shares in person. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy in the enclosed envelope which requires no postage if mailed in the United States.

It is important that you return your signed proxy promptly so that a quorum may be assured.

BY ORDER OF THE BOARD OF TRUSTEES OF THE HIRTLE CALLAGHAN TRUST

PROXY STATEMENT
THE HIRTLE CALLAGHAN TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, PA 19428

PROXY STATEMENT

This Proxy Statement and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Hirtle Callaghan Trust (the “Trust”) with respect to The Intermediate Term Municipal Bond Portfolio (the “Portfolio”). Proxies so solicited are intended for use at a special meeting of shareholders of the Portfolio, or any adjournment of that meeting (the “Special Meeting”), to be held on February 6, 2009 at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 at 10:00 a.m. The purpose of the Special Meeting is to consider approval of portfolio management arrangements for the Portfolio. Further information about this Proposal is set forth in the Notice of Meeting accompanying this Proxy Statement and more fully described below. It is anticipated that this Proxy Statement and accompanying proxy card will first be mailed to shareholders on or about January 9, 2009. Persons who were shareholders of record of the Trust on December 19, 2008 (“Record Date”) are entitled to vote at the Special Meeting. As of the Record Date, there were outstanding 55,289,413.542 voting shares (“Record Date Shares”) of the Portfolio.

Quorum; Vote Required to Approve Proposals.  The presence of the holders of 40% of the Record Date Shares, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting. Approval of the Proposal requires the approval of the holders of a “majority of the outstanding voting securities” of the Portfolio. Under the Investment Company Act of 1940, as amended (“Investment Company Act”), this term means the lesser of (i) 67% of the Record Date Shares represented at a meeting at which more than 50% of such shares are present in person or represented by proxy, or (ii) more than 50% of the Record Date Shares. Persons and groups known by management to be record owners of 5% or more of the Record Date Shares of the Portfolio are listed in this Proxy Statement under the heading “Other Matters.”

If the accompanying proxy is executed properly and returned, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposals. Officers of Hirtle, Callaghan and Co., LLC (“Hirtle Callaghan”) may assist in the solicitation of proxies relating to the Special Meeting, without separate compensation. If the votes required to approve the Proposals are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. When voting on any proposed adjournment, the persons named as proxies will vote those shares to which the proxy relates in favor of the proposed adjournment unless directed otherwise by the holder of such shares. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s most recent Annual Report to Shareholders, dated June 30, 2008, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of such reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

PROPOSAL:

Approval of a New Portfolio Management Agreement between Standish Mellon Asset
Management Company LLC (“Standish” or the “Proposed Manager”) and the Trust
Relating to The Intermediate Term Municipal Bond Portfolio (the “Portfolio”)

Introduction and Summary.

The Portfolio is a separate investment portfolio of the Hirtle Callaghan Trust. The Trust is designed primarily to serve as a vehicle through which Hirtle Callaghan implements certain asset allocation strategies on behalf of its investment advisory clients; shares of the Trust are generally available only to such clients. The Board is responsible for overseeing the business and affairs of the Trust, including the selection of those investment advisory organizations (each, a “Specialist Manager”) that provide day-to-day portfolio management services to the Trust’s several portfolios. Pursuant to the terms of a discretionary investment advisory agreement with the Trust, Hirtle Callaghan serves as the Trust’s primary investment adviser. Please refer to more detailed information about Hirtle Callaghan later in this Proxy Statement under the heading “Management of the Trust.”

From October 27, 2003 until December 5, 2008, Schroder Investment Management North America, Inc. (hereinafter, “Schroders” or the “Prior Manager”) served as Specialist Manager for the Portfolio pursuant to the terms of a separate agreement (“Prior Agreement”). As more fully described below, the Board determined that it would be in the best interests of the Portfolio to replace the Prior Manager with another investment management organization. Accordingly, the Board considered and approved the termination of the Prior Agreement and the engagement of Standish to replace the Prior Manager. The Board also approved the terms of an agreement with Standish (“Interim Agreement”) pursuant to which Standish currently provides portfolio management services to the Portfolio and, subject to the approval of the Portfolio’s shareholders, a final agreement with Standish (“Proposed Final Agreement”).

The Interim Agreement with Standish became effective on December 5, 2008 (“Effective Date”). In accordance with Rule 15(a)(4) under the Investment Company Act, the Interim Agreement may remain in effect for a maximum of 150 days following the Effective Date; thereafter, Standish may continue to serve the Portfolio only if the Proposed Final Agreement is approved by shareholders of the Portfolio. If approved, the Proposed Final Agreement will remain in effect in accordance with its terms for two years and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. Under each of the Interim and Proposed Final Agreements, the advisory fees payable by the Portfolio and the expenses associated with its operation will remain unchanged. Other than as noted above, the terms and conditions of the Interim and Proposed Final Agreements are substantively the same as those of the Prior Agreement. A copy of the Proposed Final Agreement appears in this Proxy Statement at Exhibit A. Information about the Proposed Manager appears in this Proxy Statement under the heading: “Information about the Proposed Manager.” The Board’s deliberations with respect to the Proposed Final Agreement are also summarized below

THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS
OF THE PORTFOLIO VOTE “FOR” THE PROPOSAL.

Factors Considered by the Board.

The Board’s decision to terminate the Prior Agreement and to engage Standish to provide portfolio management services to the Portfolio was based on several factors, and was consistent with recommendations of Hirtle Callaghan. In particular, the Board was aware of recent changes within the Prior Manager’s organization, including changes in investment personnel, which the Board viewed as inconsistent with the goal of maintaining continuity in the overall investment strategy of the Portfolio over the longer term. With respect to Standish, the Board considered information provided to it by Hirtle Callaghan and Standish with respect to the nature and quality of the services to be provided by Standish, its performance record in managing investment accounts similar to the Portfolio, its commitment to maintaining a consistent investment strategy, and other factors. The Board also considered the specific terms of the Proposed Final Agreement, including fees payable to the Proposed Manager.

As indicated above, the Board, including a majority of those Trustees (“Independent Trustees”) who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act, has considered and approved, subject to the approval of the shareholders of the Portfolio, the Proposed Final Agreement with Standish. In connection with the Board’s deliberations, the Board requested and received detailed information from the Proposed Manager about its business and operations. During the course of the Board’s deliberations, the Independent Trustees were represented by independent counsel.

In summary, the Board concluded that implementation of the Proposed Final Agreement would be in the best interests of the Trust and its shareholders. During the course of its deliberations, and as indicated above, the Board considered recommendations made by Hirtle Callaghan as well as information provided to it relating to the management style and past performance record of the Proposed Manager. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by the Proposed Manager, the Board had before it information that it received from Hirtle Callaghan and Standish with respect to the Proposed Manager’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to compliance programs and back office systems implemented by Standish. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by Standish were reasonably likely to benefit the Portfolio, the Board did not rely upon any single factor, but gave substantial weight to Hirtle Callaghan’s recommendations and its view with respect to the ability of the Proposed Manager to achieve the investment objectives of the Portfolio and to ensure continuity in its investment strategy.

The Board also determined that the rate at which the Proposed Manager would be compensated for its services under the Proposed Final Agreement was reasonable. In reaching this conclusion, the Board was informed with respect to the rates paid by other similar accounts to which the Proposed Manager provides investment advisory services, as well as other relevant factors. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the advisory fees paid by the Portfolio under the Prior Agreement would not increase under the Proposed Final Agreement, as well as the fact that the rate at which Standish was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan. More detailed information with respect to fees and expenses appears in this Proxy Statement under the heading “Fees and Expenses.”

Fees and Expenses.

For its services to the Portfolio, the Proposed Manager will receive, based on the average daily net asset value of the Portfolio, a fee calculated annually and payable quarterly, of 0.20% of the average daily net asset value of the Portfolio. The Prior Manager also received a fee of 0.20%.

The following table provides data concerning the Portfolio’s actual management fees and expenses as a percentage of average net assets for the period ended June 30, 2008, as well as expenses that would have been incurred if the Proposed Final Agreement had been in effect during the Portfolio’s fiscal year ended June 30, 2008. The net assets of the Portfolio as of June 30, 2008 were $583,889,000. The table and example that follows it are designed to assist shareholders in understanding the various costs and expenses of an investment in shares of the Portfolio; both are designed to correspond with the tables relating to the Portfolio that appear in the prospectus for the Trust. Neither, however, should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

	Under Prior	Under Proposed
	Agreement	Final Agreement

Management Fees*	0.25%	0.25%
Other Expenses	0.08%	0.08%
Total Portfolio Operating Expenses	0.33%	0.33%

*	The figures shown include 0.05% which is paid to Hirtle Callaghan.

Example.  The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Under Prior	Under Proposed
	Agreement	Final Agreement

1 year	$34	$34
3 years	$106	$106
5 years	$185	$185
10 years	$418	$418

Comparison of the Prior and Proposed Final Agreements.  The material terms of both the Interim and Proposed Final Agreements are substantively identical to the terms of the Prior Agreement, with the exception of the inception dates, the advisory fee schedule and, in the case of the Interim Agreement, the provisions regarding term and termination. Each requires the named service provider to: (i) provide a continuous investment program for that portion of the Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. The Proposed Final Agreement and the Prior Agreement each also provide that the service provider will not be liable to the Trust for any loss sustained by the Trust (unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence), for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice, and for termination in the event of an “assignment” as defined in the Investment Company Act.

With respect to the duration and termination provisions, both the Proposed Final Agreement and the Prior Agreement provide for their effectiveness for an initial two year period and continuation thereafter from year to year for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If the Proposal is approved, the Proposed Final Agreement will become effective immediately following the Special Meeting. In the event that the Proposed Final Agreement is not approved by the Portfolio’s shareholders, the Interim Agreement will remain in effect and the Trust’s Board will meet to determine the best course of action for the Portfolio.

Management of the Trust

Information about Hirtle Callaghan.  Pursuant to a written discretionary investment advisory agreement with the Trust (“Hirtle Callaghan Agreement”), which was approved by the Trust’s Board at a meeting held on March 14, 2006, and which became effective following its approval by the Trust’s shareholders on December 27, 2006, Hirtle Callaghan serves as the Portfolio’s primary investment adviser and is responsible for supervision of the day-to-day portfolio management services provided to the Trust by the Specialist Managers under individual portfolio management agreements relating to the portfolios of the Trust. The Hirtle Callaghan Agreement, which replaced a prior non-discretionary agreement, provides that Hirtle Callaghan will make its officers available to serve as officers and/or Trustees of the Trust and maintain office space sufficient for the Trust’s principal office. The Hirtle Callaghan Agreement also authorizes Hirtle Callaghan to allocate assets among Specialist Managers in multi-manager portfolios without additional authorization of the Board. For its services under the Hirtle Callaghan Agreement, Hirtle Callaghan is entitled to receive an annual fee of .05% of each portfolio’s average net assets, which reflects no change in the rate at which Hirtle Callaghan was compensated for its services in the prior agreement. For the fiscal year ended June 30, 2008, Hirtle Callaghan received advisory fees from the Portfolio in the amount of $279,483.

Hirtle Callaghan’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Hirtle Callaghan was organized in 1988. A registered investment adviser under the Investment Advisers Act of 1940, as amended, Hirtle Callaghan had, as of August 31, 2008, approximately $15 billion in assets under management. Hirtle Callaghan is wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle. Robert J. Zion, a principal of Hirtle Callaghan, serves as a Trustee, Secretary, Treasurer and Vice President of the Trust.

Administration and Related Services.  Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Distribution Services.  Foreside Fund Services LLC (“Foreside”) is the Trust’s principal underwriter. Because shares of the Trust’s Portfolios are available only to clients of Hirtle Callaghan and financial intermediaries that have established a relationship with Hirtle Callaghan, the services provided by Foreside are limited. Foreside will receive an annual fee of $15,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at Three Canal Plaza, Suite 100, Portland, ME 04101.

Information about the Proposed Manager.  For its services to the Portfolio, the Proposed Manager will receive, based on the average daily net asset value of the Portfolio, a fee calculated annually and payable quarterly, of 0.20% of the average daily net asset value of the Portfolio.

Portfolio Manager Information.  Christine Todd, CFA. Ms. Todd is Managing Director, Tax Exempt Fixed Income and Insurance Strategies. She manages tax-sensitive fixed income portfolios for mutual funds, larger institutional, insurance, asbestos trust and high net worth clients. She joined the company in 1995 from Gannett, Welsh & Kotler, where she was vice president responsible for municipal bond research and trading. Christine has an M.B.A. from Boston University and a B.A. from Georgetown University. Ms. Todd is a Trustee for the Dedham Institution for Savings and a floating member of its Investment Committee. She is a member of the Board of Development of Noble & Greenough School and is also active in alumni affairs for Georgetown University. She is a member of the Boston Security Analysts Society and the National Federation of Municipal Analysts.

Michael Faloon, CFA, FRM. Mr. Faloon is the Quantitative Analyst and Portfolio Manager for Tax Sensitive Strategies, responsible for housing/quantitative research and assessing relative value of option imbedded securities. He also performs scenario analysis and evaluates index composition versus portfolio positioning. He joined the company in 1999 from Fidelity Investments. Mr. Faloon is certified by the Global Association of Risk Professionals. He is currently enrolled in the Graduate Financial Engineering Program at Stevens Institute of Technology. Michael has an M.S.F. from Northeastern University and a B.S. from the University of Maine.].

Standish Information.  Standish Mellon Asset Management Company LLC (“Standish”), BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108, is the Specialist Manager to the Intermediate Term Municipal Bond Fund. The firm is a limited liability company, formed in 2001 by the combination of Standish, Ayer & Wood, Inc., a privately held investment advisory firm established in 1933, and Mellon Financial Corporation, a global financial services firm. On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged to form The Bank of New York Mellon Corporation of which Standish is a wholly-owned subsidiary. As of June 30, 2008 Standish managed approximately $200 billion in assets.

The following table sets forth certain information about other registered investment companies, the investment objectives and policies of which are similar to those of the Portfolio, for which the Proposed Manager provides portfolio management services:

		Assets as of	Standish
Name of Fund	Name of Portfolio	06/30/08	Advisory Fee

UBS PACE Municipal	UBS PACE Municipal	341,234,997	0.15%
Fixed Income	Fixed Income
Standish Mellon	Standish Mellon	152,731,584	Mgmt. Fee: 0.40%
Intermediate Tax Exempt	Intermediate Tax Exempt
SEI Intermediate-Term	SEI Intermediate-Term	659,752,851	0.12%
Municipal Fund	Municipal Fund
SEI Massachusetts	SEI Massachusetts	148,487,096	0.12%
Municipal Bond	Municipal Bond
SEI New York	SEI New York Municipal	45,577,225	0.12%
Municipal Bond	Bond
SEI Pennsylvania	SEI Pennsylvania	104,097,483	0.12%
Municipal Bond Fund	Municipal Bond Fund
Russell Tax Exempt	Russell Tax Exempt	204,954,134	0.18%
Bond*	Bond*

Other Matters

General Matters Under Delaware Law.  As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders. Shareholders who desire to contact the Board of Trustees should contact the Trust’s Secretary.

Holders of 5% of Shares on Record Date.  The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of any Portfolio as of the Record Date. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.

The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of the Portfolio.

Abstentions and Broker Non-Votes.  A properly executed and returned proxy marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

By Order of the Board of Trustees

Exhibit A

PORTFOLIO MANAGEMENT AGREEMENT
For The Intermediate-Term Municipal Bond Portfolio

AGREEMENT made this   the day of [          ] 2008, between Standish Mellon Asset Management Company LLC, a Delaware limited liability company (“Portfolio Manager”), and THE HIRTLE CALLAGHAN TRUST, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which currently offers multiple series of beneficial interests (“shares”) representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The Intermediate-Term Municipal Bond Portfolio of the Trust (“Portfolio”) and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager.  The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager.  (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage.  In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that is consistent with its duty to seek best execution under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation.  Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee at the annual rate of 0.20% of the average daily net asset value of the Account, which fee shall be payable monthly.

5. Limitation of Liability and Indemnification.

(a) Standard of Care. Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Reliance on Certain Information. Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Part I of Form ADV on file with the Securities and Exchange Commission (“SEC”) and Part II of Form ADV provided to the Trust; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Indemnification Obligation of the Portfolio Manager. Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Part I of Form ADV on file with the SEC and Part II of Form ADV provided to the Trust or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) Portfolio Manager Assistance in Legal Proceedings. In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under subsection (c) or (g) hereof.

(e) Limitation of Portfolio Manager’s Indemnification Obligation. The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) Indemnification Obligation of the Trust. The Portfolio Manager shall not be liable for (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; or (ii) acts of the Portfolio Manager that result from actions taken by the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions taken by the Trustees, or the substance of any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code), the Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio. The parties agree and acknowledge that, for purposes of this Agreement it is intended that the Account shall be treated as a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation in making investment decisions under this Agreement to inquire into, or to take into account, investments of the Portfolio other than those held in the Account from time to time. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to any portion of the Portfolio’s assets not allocated to the Portfolio Manager.

(g) Additional Cross-Indemnification.  In addition to the indemnification obligation of the Portfolio Manager as set forth in Section 5(c) above, the Portfolio Manager agrees to hold the Trust harmless from and against any acts or omissions constituting the bad faith, negligence, or willful misconduct of the Portfolio Manager or the reckless disregard by it of its obligations under this Agreement. In addition to the indemnification obligation of the Trust in Section 5(f) above, the Trust agrees to hold Portfolio Manager harmless from and against any acts or omissions arising out of Portfolio Manager’s performance of its duties under this Agreement except for those acts or omissions constituting the bad faith, negligence, or willful misconduct of the Portfolio Manager or the reckless disregard by Portfolio Manager of its obligations under this Agreement.

For purposes of this Section 5(g), both the Trust and the Portfolio Manager agree that, in the event the party seeking indemnification (“Indemnified Party”) receives notice of any claim, action, or proceeding with respect to which the Indemnified Party is entitled to seek indemnification under this Agreement, the Indemnified Party will notify the party from whom indemnification is sought (“Indemnifying Party”) of the claim, action, or proceeding. The Indemnifying Party may elect to defend the action or proceeding, including employing counsel reasonably satisfactory to the Indemnified Party and paying fees and disbursements of the counsel, in which event the Indemnifying Party shall not be liable to the Indemnified Party for any additional attorneys’ fees and expenses. If, however, the parties agree that counsel has a conflict of interest or the Indemnifying Party fails to employ counsel reasonably satisfactory to the Indemnified Party in a timely manner, then the Indemnified Party may employ separate counsel and the Indemnifying Party will pay reasonable fees and disbursements of such counsel. In any action or proceeding, the defense of which the Indemnifying Party assumes, the Indemnified Party will have the right to participate and retain counsel at its own expense.

6. Permissible Interest.  Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments.  This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities, “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name.  Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential. This covenant of confidentiality shall replace the covenants set forth in a Non Disclosure Agreement dated October 23, 2008 by and between the parties.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCLLC”), and derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCLLC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCLLC. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Standish Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “Standish Mellon Asset Management Company LLC” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Standish Marks”), are valuable property of the Portfolio Manager and that the use of the Standish Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager.  Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act, it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager.  The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Robert J. Zion, Vice President
The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, PA 19428

If to Portfolio Manager:

Standish Mellon Asset Management Company LLC
BNY Mellon Center
201 Washington Street
Boston, MA 02108-4408

12. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Standish Mellon Asset Management Company LLC

By:

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Intermediate-Term Municipal Bond Portfolio)

By:

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR
PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HRTCA1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE HIRTLE CALLAGHAN TRUST
INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO

The Board of Trustees recommends that you vote “FOR” the proposal below.		For	Against	Abstain

1.
Approval of a New Portfolio Management Agreement between Standish Mellon Asset Management Company LLC (“Standish” or the “Proposed Manager”) and the Trust Relating to The Intermediate Term Municipal Bond Portfolio (the “Portfolio”).
		☐	☐	☐

2.	Such other matters as may properly come before the Special Meeting.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE — NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

HRTCA2

Special Meeting of Shareholders of
The Intermediate Term Municipal Bond Portfolio of
The Hirtle Callaghan Trust
February 6, 2009
The undersigned appoints Donald E. Callaghan and Robert J. Zion, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of The Hirtle Callaghan Trust (the “Trust”) representing interests in the Trust’s portfolio, named above, at the offices of Hirtle, Callaghan & Co., LLC, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on February 6, 2009 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.